UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2006
                                                         ----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

               383 Madison Avenue, New York, New York        10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          ------------

      Filed herewith are copies of:

      (a) Form of Medium-Term Note, Series B (Principal Protected Notes, Linked to the Decline, if any, in the Value of the Japanese Yen Against the United States Dollar, Due July 25, 2007).

      (b) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Pricing Supplement, dated January 20, 2006, to the Prospectus Supplement and the Prospectus, each dated February 2, 2005, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-121744).

      (c)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-121744) as exhibits to such Registration Statement:

            4(b)(20) Form of Medium-Term Note, Series B (Principal Protected
                     Notes, Linked to the Decline, if any, in the Value of the Japanese Yen Against the United States Dollar, Due July 25,
                     2007).

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

            23(c)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 8(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE BEAR STEARNS COMPANIES INC.


                                     By:  /s/ Jeffrey M. Farber
                                        ----------------------------------------
                                        Jeffrey M. Farber
                                        Controller
                                        (Principal Accounting Officer)

Dated: January 26, 2006

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

4(b)(20) Form of Medium-Term Note, Series B (Principal Protected Notes, Linked to the Decline, if any, in the Value of the Japanese Yen Against the United States Dollar, Due July 25, 2007).

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences.

23(c)             Consent of Cadwalader, Wickersham & Taft LLP (Included in
                  Exhibit 8(a)).